Summary Prospectus	February 1, 2019

Share class (Symbol): A (SBVAX), C (SBVLX), FI (—), R (—), I (SMCYX), IS (LCBIX)

CLEARBRIDGE SMALL CAP VALUE FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.leggmason.com/mutualfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated February 1, 2019 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated September 30, 2018, are incorporated by reference into this Summary Prospectus.

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

Investment objective

The fund seeks long-term capital growth.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 16 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 82 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

2	ClearBridge Small Cap Value Fund

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1,2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.75	0.75	0.75	0.75	0.75	0.75
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses	0.35	0.26	0.35[6]	0.35[6]	0.26	0.17
Total annual fund operating expenses	1.35	2.01	1.35	1.60	1.01	0.92
Fees waived and/or expenses reimbursed[7]	–	–	–	–	(0.01)	(0.02)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.35	2.01	1.35	1.60	1.00	0.90

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class FI and Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

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[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares, 1.00% for Class I shares and 0.90% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●	Your investment has a 5% return each year and the fund’s operating expenses remain the same

●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	705	978	1,272	2,107
Class C (with redemption at end of period)	304	630	1,083	2,337
Class C (without redemption at end of period)	204	630	1,083	2,337
Class FI (with or without redemption at end of period)	137	427	739	1,623
Class R (with or without redemption at end of period)	163	505	871	1,901
Class I (with or without redemption at end of period)	102	320	556	1,234
Class IS (with or without redemption at end of period)	92	292	508	1,130

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in common stocks and other equity securities of small capitalization U.S. companies or in other investments with similar economic characteristics. Equity securities in which the fund may invest include common stocks, preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”),

4	ClearBridge Small Cap Value Fund

warrants and rights. The fund may invest up to 20% of its net assets in shares of companies with larger market capitalizations.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit) are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers

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located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

REITs risk. The value of real estate investment trusts (“REITs”) may be affected by factors including the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is

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forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (%)

Before taxes

Best Quarter (09/30/2009): 22.93    Worst Quarter (09/30/2011): (23.90)

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Average annual total returns (%)
(for periods ended December 31, 2018)
Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	(26.11)	(1.38)	8.33
Return after taxes on distributions	(28.80)	(4.09)	6.60
Return after taxes on distributions and sale of fund shares	(14.41)	(1.10)	6.77
Other Classes (Return before taxes only)
Class C	(22.73)	(0.90)	8.16
Class I	(21.31)	0.14	9.36
Class IS	(21.23)	0.25	N/A	3.08	05/22/2013
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)[1]	(12.86)	3.61	10.40

[1]	For Class IS shares, for the period from the class’ inception date to December 31, 2018, the average annual total return of the Russell 2000 Value Index was 6.11%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: ClearBridge Investments, LLC (“ClearBridge”)

Portfolio managers: Tim Daubenspeck and Juan Miguel del Gallego, CFA. Mr. Daubenspeck and Mr. del Gallego (each a Director and Portfolio Manager of ClearBridge) have been portfolio managers for the fund since 2015.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

8	ClearBridge Small Cap Value Fund

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None[2]	N/A
IRAs	250/50	250/50	N/A	N/A	1 million/None[2,3]	N/A3
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None[2]	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/None[2,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	None/None5	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None[2]	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Available to investors investing directly with the fund.
[3]

IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

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Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	ClearBridge Small Cap Value Fund

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